UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): October 9, 2003
                               (October 9, 2003)

                              PREMIERWEST BANCORP
                              -------------------
               (Exact name of Company as specified in its charter)

   Oregon                           000-50332                    93-1282171
---------------                 -------------------           ----------------
(State or other                (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                     503 Airport Road, Medford, Oregon 97504
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits

   (c)   Exhibits.

     99.1     Press Release, dated October 9, 2003.


Item 12.      Results of Operations and Financial Condition

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the "Commission") solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition." On October 9, 2003, the Registrant issued a press release that included financial information for the third quarter of fiscal 2003. A copy of the press release is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                              PREMIERWEST BANCORP


Date:  October  9, 2003                       By: /s/ TOM ANDERSON
                                                  ----------------
                                                  Tom Anderson
                                                  Chief Financial Officer